UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2007

EnerNOC, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33471	87-0698303
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation)	File Number)	Identification No.)

75 Federal Street, Suite 300, Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 224-9900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission by EnerNOC, Inc. (the “Company”) on October 3, 2007 (the “Original 8-K”) is being filed solely to include Exhibit 10.1, the Demand Response Resource Purchase Agreement entered into by the Company and Southern California Edison Company (the “Agreement”), dated September 27, 2007, as an exhibit to the Original 8-K.  Except for the filing of the Agreement as an exhibit , this Amendment No. 1 does not amend any of the information set forth in the Original 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1*	Demand Response Resource Purchase Agreement, by and between EnerNOC, Inc. and Southern California Edison Company, dated September 27, 2007.

*                                         Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERNOC, INC.

Date: October 12, 2007	By:	/s/ Neal C. Isaacson
	Name:	Neal C. Isaacson
	Title:	Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Demand Response Resource Purchase Agreement, by and between EnerNOC, Inc. and Southern California Edison Company, dated September 27, 2007.

*                                         Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.